EXECUTION

                          $229,000,000 (Approximate)

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.

                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-1

              MORTGAGE-BACKED LIBOR NOTES, CLASS A, SERIES 1999-1

                            UNDERWRITING AGREEMENT

                                                                 April 9, 1999

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York  10167

Dear Sirs:

         Bear Stearns Asset Backed Securities, Inc. (the "Depositor"), a Delaware corporation, has authorized the issuance and sale of Mortgage-Backed LIBOR Notes, Class A, Series 1999-1, in the original principal amount and with the designations set forth in Schedule A hereto (the "Notes"), evidencing obligations of American Residential Eagle Bond Trust 1999-1 (the "Issuer" or "Trust"). The Issuer, which is a Delaware statutory business trust, was created pursuant to a Deposit Trust Agreement, dated as of April 1, 1999 by and between Wilmington Trust Company, as Owner Trustee (the "Owner Trustee") and the Depositor. Bear, Stearns & Co. Inc. (the "Underwriter") is purchasing all of the Notes from the Depositor at the price set forth on Schedule A hereto. The Notes, which will be secured primarily by a pool of fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans"), will be issued pursuant to an indenture, dated as of April 1, 1999 (the "Indenture"), by and between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee").

         The Notes are more fully described in the Registration Statement (as defined below), which the Depositor has furnished to the Underwriter. CAPITALIZED TERMS USED HEREIN THAT ARE NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE INDENTURE.

     SECTION 1. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with you that:

          (a) A Registration Statement on Form S-3 (No. 333-9532) has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriter. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission. "Effective Date" means the date of the Effective Time. "Registration Statement" means such registration statement, as amended, at the Effective Time, including any documents incorporated by reference therein at such time. "Preliminary Prospectus" means each prospectus, if any, included in such Registration Statement, or amendments thereto, including a preliminary prospectus supplement that, as completed, is proposed to be used in connection with the sale of the Notes and any prospectus filed with the Commission by the Depositor with the consent of the Underwriter pursuant to Rule 424(b) of the Rules and Regulations. "Prospectus" means the final prospectus dated June 4, 1998, as supplemented by the final prospectus supplement dated April 9, 1999 (the "Prospectus Supplement") relating to the Notes, to be filed with the Commission pursuant to paragraph (2), (3) or (5) of Rule 424(b) of the Rules and Regulations. Reference herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of the Prospectus. Any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of the Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in the Preliminary Prospectus or the Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations that have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date and as amended or supplemented as of the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by the Underwriter expressly for use therein, (ii) information contained in or omitted from the Statement of Eligibility and Qualification on Form T-1 of the Indenture Trustee (the "Form T-1") under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") or (iii) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by AmREIT, the Seller, the Master Servicer or the Note Insurer, which information is the subject of separate indemnification and contribution agreements among the Underwriter, the Depositor and each such above-named party. The only information furnished by the Underwriter or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(h) hereof.

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition or results of operations of the Depositor, other than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

          (e) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the other Basic Documents (as defined below) to which it is a party, and to cause the Notes and the Investor Certificate (collectively, the "Securities") to be issued.

          (f) There are no actions, proceedings or investigations pending with respect to which the Depositor has received service of process before, or threatened by, any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (i) that if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (ii) that assert the invalidity of this Agreement or the other Basic Documents, (iii) that seek to prevent the issuance of the Securities or the consummation by the Depositor of any of the transactions contemplated by the Basic Documents, or (iv) that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Basic Documents to which it is a party.

          (g) This Agreement has been, and the other Basic Documents to which the Depositor is a party, when executed and delivered as contemplated hereby and thereby, will have been, duly authorized, executed and delivered by the Depositor, and this Agreement constitutes, and such other Basic Documents, when executed and delivered as contemplated herein, will constitute, legal, valid and binding instruments enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (i) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) with respect to rights of indemnity, limitations of public policy under applicable securities laws.

          (h) At the Closing Date, the execution and delivery of the Trust Agreement and the Mortgage Loan Purchase Agreement will have been duly authorized by the Depositor and the other parties thereto, and upon due execution and delivery thereof by the parties thereto, the Trust Agreement and the Mortgage Loan Purchase Agreement will each constitute a legal, valid and binding instrument of the Depositor enforceable against the Depositor in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The direction by the Owner Trustee to the Indenture Trustee to execute, authenticate, issue and deliver the Notes has been duly authorized by the Depositor (as the initial holder of the Investor Certificate), and assuming the Indenture Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Indenture Trustee in accordance with the Indenture, the Notes will be validly issued and outstanding and will be entitled to the benefits provided by the Indenture.

          (i) The execution, delivery and performance by the Depositor of this Agreement and the other Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the properties or assets of the Depositor or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor.

          (j) The Depositor has no reason to believe that Deloitte & Touche LLP are not independent public accountants with respect to the Depositor as required by the Securities Act and the Rules and Regulations.

          (k) As of the Closing Date, the Notes will be duly and validly authorized by the Issuer and, when duly and validly executed by the Issuer, authenticated by the Indenture Trustee and delivered in accordance with the Indenture, and delivered to you against payment therefor as provided herein, will be duly and validly issued and outstanding and entitled to the benefits of the Indenture. The Notes will be "mortgage related securities," as such term is defined in the singular in the Exchange Act and in the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA").

          (l) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Securities and the sale of the Notes to the Underwriter, or the consummation by the Depositor of the other transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Management Agreement, the Initial Mortgage Loan Purchase Agreement, the Mortgage Loan Purchase Agreement (together with the Initial Mortgage Loan Purchase Agreement, the "Mortgage Loan Sale Agreements"), the Master Servicing Agreement, the Insurance Agreement, the Securities, the Indemnification and Contribution Agreement (in connection with this Agreement) and the Indemnification Agreement (in connection with the insurance documents) (collectively, the "Basic Documents"), except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Notes by the Underwriter or as have been obtained.

          (m) The Depositor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Depositor has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Depositor would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

          (n) At the time of execution and delivery of the Trust Agreement and the Mortgage Loan Purchase Agreement, the Depositor will: (i) be the sole beneficial owner of the Mortgage Loans conveyed to it by the Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any Person any of its right or title in the Mortgage Loans or in the Mortgage Loan Purchase Agreement and (iii) have the power and authority to sell its interest in the Mortgage Loans to the Trust without recourse. At the time of execution and delivery of the Trust Agreement and the Mortgage Loan Purchase Agreement, the Depositor will not have assigned to any Person any of its right or title in the Notes and (ii) have the power and authority to sell the Notes to the Underwriter. Upon execution and delivery of the Trust Agreement by the Owner Trustee, the Trust will have acquired beneficial ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans. Upon execution and delivery of the Indenture by the Issuer and the Indenture Trustee, the Indenture Trustee will have a perfected first priority security interest in the Mortgage Loans. Upon delivery, the Underwriter will have good title to the Notes, free and clear of any Liens.

          (o) As of the Cut-Off Date, each of the Mortgage Loans will meet the eligibility criteria described in the Prospectus, the Master Servicing Agreement and the Mortgage Loan Sale Agreements. At the Closing Date, the Securities, the Basic Documents and each of the Mortgage Loans will conform in all material respects to the descriptions thereof contained in the Prospectus.

          (p) Neither the Depositor nor the Trust created pursuant to the Trust Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

          (q) At the Closing Date, the Notes will have been rated in the highest rating category by at least two "nationally recognized statistical rating organizations" as such term is defined in SMMEA.

          (r) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement or any other Basic Document have been paid or will be paid at or prior to the Closing Date.

          (s) At the Closing Date, each of the representations and warranties of the Depositor set forth in the Trust Agreement, the Insurance Agreement or any other Basic Document to which it is a party will be true and correct in all material respects.

         Any certificate signed by an officer of the Depositor in connection with an offering of the Notes shall be deemed to be a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

     SECTION 2. Purchase and Sale. The commitment of the Underwriter to purchase the Notes pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Depositor (as the initial holder of the Investor Certificate) agrees to instruct the Owner Trustee to issue the Notes and agrees to sell to the Underwriter, and the Underwriter agrees (except as provided in Section 10) to purchase from the Depositor the aggregate principal amount of the Notes at the purchase price or prices set forth in Schedule A.

     SECTION 3. Delivery and Payment. Delivery of and payment for the Notes to be purchased by the Underwriter shall be made at the offices of Brown & Wood LLP, 815 Connecticut Avenue, N.W., Suite 701, Washington, D.C. 20006-4004, or at such other place as shall be agreed upon by the Underwriter and the Depositor at 10:00 a.m. Washington, D.C. time on or about April 15, 1999 or at such other time or date as shall be agreed upon in writing by the Underwriter and the Depositor (such date being referred to as the "Closing Date"). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor. Delivery of the Notes shall be made to the Underwriter for the account of the Underwriter against payment of the purchase price thereof. The Notes shall be in such authorized denominations and registered in such names as the Underwriter may request in writing at least two business days prior to the Closing Date. The Notes will be made available for examination by the Underwriter no later than 2:00 p.m. New York City time on the first business day prior to the Closing Date.

     SECTION 4. Offering by the Underwriter. It is understood that, subject to the terms and conditions hereof, the Underwriter proposes to offer the Notes from time to time to the public in the United States and Europe as set forth in the Prospectus.

     SECTION 5. Covenants of the Depositor. The Depositor agrees as follows:

          (a) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the availability of the Prospectus to the Underwriter and to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the Closing Date or any supplement to the Prospectus or any amended Prospectus has been filed prior to the Closing Date and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes to advise the Underwriter promptly of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus; (ii) the suspension of the qualification of the Notes for offering or sale in any jurisdiction;
     (iii) the initiation of or threat of any proceeding for any such purpose;
     (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

          (b) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

          (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) each Preliminary Prospectus (if any), the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time in connection with the offering or sale of the Notes, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriter and, upon the Underwriter's request, shall file such document and prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance.

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor or the Underwriter, be required by the Securities Act or requested by the Commission.

          (e) The Depositor will (i) cause any Computational Materials or any Structural Term Sheet (each as defined below in this subsection) with respect to the Notes which are delivered by the Underwriter to the Depositor to be filed with the Commission on Additional Materials 8-K (as defined below) (A) at or before the time of filing of the Prospectus pursuant to Rule 424(b) under the Securities Act in the case of Computational Materials or any Structural Term Sheets provided to investors prior to the availability of such Prospectus, and (B) within two business days of first use in the case of Computational Materials or any Structural Term Sheet provided to investors subsequent to the availability of, but before the sending or giving of, such Prospectus and
     (ii) cause any Collateral Term Sheet (as defined below in this subsection) with respect to the Notes which are delivered by the Underwriter to the Depositor to be filed with the Commission on an Additional Materials 8-K within two business days after the date on which the Underwriter advises the Depositor that such Collateral Term Sheet was first used; provided, however, that the Depositor shall have -------- ------- no obligation to file any materials which, in the reasonable determination of the Depositor after consultation with the Underwriter,
     (x) are not required to be filed pursuant to the Kidder Letters and/or the PSA Letter (each as defined below) or (y) contain any erroneous information or untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Depositor shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials, Structural Term Sheets or Collateral Term Sheets provided by the Underwriter to the Depositor as aforesaid. For purposes of this subsection (e), (1) the term "Computational Materials" shall mean those materials which constitute "computational materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I and certain affiliates and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association (the "PSA Letter") for which the filing of such material on an Additional Materials 8-K is a condition of the relief granted in such letters, (2) the terms "Structural Term Sheet" and "Collateral Term Sheet" shall mean those materials which constitute "structural term sheets" and "collateral term sheets" within the meaning of the PSA Letter for which the filing of such material on an Additional Materials 8-K is a condition of the relief granted in such letter and (3) the term "Additional Materials 8-K" shall mean a Current Report on Form 8-K used to file Computational Materials, Structural Term Sheets and/or Collateral Term Sheets.

          (f) To furnish the Underwriter and counsel for the Underwriter, prior to filing with the Commission, and to obtain the consent of the Underwriter for the filing of the following documents relating to the
     Securities: any (i) Preliminary Prospectus, (ii) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (iii) Prospectus pursuant to Rule 424 of the Rules and Regulations.

          (g) To use its best efforts, in cooperation with the Underwriter, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or elsewhere as the Underwriter may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that in connection therewith, the Depositor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been so qualified.

          (h) Unless the Underwriter shall otherwise have given its written consent, the Depositor shall not enter into a contractual arrangement with the Seller which contemplates the public offering or sale of notes or pass-through certificates backed by residential mortgage loans or other similar securities representing interests in or secured by other mortgage-related assets originated or owned by the Seller for a period of seven business days following the commencement of the offering of the Notes to the public.

          (i) So long as the Notes shall be outstanding the Depositor shall cause the Master Servicer to deliver to the Underwriter as soon as such statements are available to be furnished: (i) the annual statement as to compliance delivered to the Indenture Trustee pursuant to Section 3(j) of the Master Servicing Agreement and (ii) the annual statement of a firm of independent public accountants furnished to the Indenture Trustee pursuant to Section 3(k) of the Master Servicing Agreement.

          (j) To apply the net proceeds from the sale of the Notes in the manner set forth in the Prospectus.

     SECTION 6. Conditions to the Underwriter's Obligations. The obligations of the Underwriter to purchase the Notes pursuant to this Agreement are subject to: (a) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor herein contained;
(b) the performance by the Depositor of all of its obligations hereunder; and
(c) the following conditions as of the Closing Date:

          (i) The Underwriter shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

          (ii) The Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than the second business day following the date it is first used after effectiveness in connection with a public offering or sale, or transmitted by a means reasonably calculated to result in filing with the Commission by that date.

          (iii) The Underwriter shall not have discovered and disclosed to the Depositor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of the Underwriter and its counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (iv) All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the Securities, the other Basic Documents, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement, the Securities, the other Basic Documents and the transactions contemplated hereby and thereby shall be satisfactory in all respects to the Underwriter and its counsel, and the Depositor shall have furnished to the Underwriter and its counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (v) Brown & Wood LLP, special counsel to the Depositor (or internal counsel to the Depositor, in the case of opinions set forth in sub-paragraphs (2), (4), (6), and (7) below), shall have furnished to the Underwriter a written opinion, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

               (1) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Mortgage Loan Purchase Agreement, the Trust Agreement, the Indemnification and Contribution Agreement, the Insurance Agreement, the Indemnification Agreement and to cause the Securities to be issued;

               (2) The Depositor is not in violation of its certificate of incorporation or by-laws or to such counsel's knowledge in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

               (3) This Agreement has been duly authorized, executed and delivered by the Depositor. The Trust Agreement, the Mortgage Loan Purchase Agreement, the Indemnification and Contribution Agreements, the Insurance Agreement and the Indemnification Agreement each have been duly authorized, executed and delivered by the Depositor and, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, such agreements constitute valid and binding obligations, enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) with respect to rights of indemnity under this Agreement and the Insurance Agreement, limitations of public policy under applicable securities and insurance laws.

               (4) To such counsel's knowledge, the execution, delivery and performance of this Agreement, the Mortgage Loan Purchase Agreement, the Trust Agreement, the Indemnification and Contribution Agreements, the Insurance Agreement and the Indemnification Agreement by the Depositor, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor, nor will such actions result in a violation of the provisions of the certificate of incorporation or by-laws of the Depositor or, to such counsel's knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor.

               (5) The direction by the Depositor (on behalf of the Issuer) to the Indenture Trustee to issue, authenticate and deliver the Notes has been duly authorized by the Depositor and, assuming that the Indenture Trustee has been duly authorized to do so, when executed, authenticated and delivered by the Indenture Trustee in accordance with the Indenture, the Notes will be validly issued and outstanding and will be entitled to the benefits of the Indenture.

               (6) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required in connection with the issuance of the Securities, the sale of the Notes to the Underwriter, or the consummation by the Depositor of the other transactions contemplated by the Basic Documents, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act or state securities or "blue sky" laws in connection with the purchase and distribution of the Notes by the Underwriter and as have been previously obtained.

               (7) There are not, to such counsel's knowledge, any actions, proceedings or investigations pending with respect to which the Depositor has received service of process before, or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which, if determined adversely to the Depositor, would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) which assert the invalidity of this Agreement, the Trust Agreement, the Mortgage Loan Purchase Agreement, the Indemnification and Contribution Agreement, the Insurance Agreement, the Indemnification Agreement or the Securities; (c) seeking to prevent the issuance of the Securities or the consummation by the Depositor of any of the transactions contemplated by any of the foregoing agreements; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of any of the foregoing agreements.

               (8) The Securities have been duly and validly authorized and issued and, immediately prior to the sale of the Notes to the Underwriter, such Securities are owned by the Depositor, free and clear of all Liens.

               (9) The conditions to the use a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

               (10) The Registration Statement and any amendments thereto have become effective under the Securities Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained therein and the Form T-1 as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations.

               (11) To the best of such counsel's knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

               (12) The statements set forth in the Basic Prospectus under the captions "Description of the Securities" and "The Agreements" and in the Prospectus Supplement under the captions "Description of the Notes" to the extent such statements purport to summarize certain provisions of the Securities, the Trust Agreement or the Indenture are fair and accurate in all material respects.

               (13) The statements set forth in the Prospectus under the captions "ERISA Considerations" and "Certain Federal Income Tax Considerations" and in the Prospectus Supplement under the captions "ERISA Considerations" and "Certain Federal Income Tax Considerations," and "Legal Investment Considerations" to the extent that they constitute matters of federal law, provide a fair and accurate summary of such law or conclusions.

               (14) Neither the Depositor nor the Trust is an "investment company" or under the "control" of an "investment company" as such terms are defined in the 1940 Act.

               (15) The Notes will constitute "mortgage related securities" under the SMMEA for so long as the Notes are rated in one of the two highest rating categories by one or more nationally recognized statistical rating agencies.

               (16) The Indenture is qualified under the Trust Indenture Act of 1939, as amended.

     Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that no facts have come to the attention of such counsel which lead them to believe that:
(i) the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as to the Form T-1 and financial or statistical data contained in the Registration Statement); or (ii) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial and statistical data contained in the Prospectus and statements set forth in the Prospectus Supplement under the captions "Servicing of the Mortgage Loans -- Advanta", and "The Note Insurer" with respect to which no opinion need be expressed).

          (vi) Tobin & Tobin, Counsel for the Seller and AmREIT, shall have furnished to the Underwriter a written opinion, addressed to the Underwriter and the Depositor and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

               (1) Each of the Seller and AmREIT has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the jurisdiction of its incorporation and has duly authorized all actions contemplated in the Basic Documents to be taken by it.

               (2) AmREIT has full power and authority to sell the Mortgage Loans to the Seller and the Seller has full power and authority to serve in the capacity of "Seller" of the Mortgage Loans and to transfer the Mortgage Loans to the Depositor as contemplated in the Mortgage Loan Sale Agreements.

               (3) The Mortgage Loan Sale Agreements, the Indemnification and Contribution Agreement (in connection with this Agreement), the Insurance Agreement, the Indemnification Agreement (in connection with the insurance documents) and any other Basic Document to which either the Seller or AmREIT is a party have been duly authorized, executed and delivered by the Seller or AmREIT, as applicable, and, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, constitute the legal, valid and binding agreements of the Seller or AmREIT, as applicable, enforceable against such parties in accordance with their terms, subject as to enforceability to (A) bankruptcy, insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and
          (B) the qualification that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion, with respect to such remedies, of the court before which any proceedings with respect thereto may be brought and (C) with respect to rights of indemnity under the Indemnification and Contribution Agreement, the Indemnification Agreement and the Insurance Agreement, limitations of public policy under applicable securities and insurance laws.

               (4) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Seller or AmREIT is required for the consummation by the Seller or AmREIT, as applicable, of the transactions contemplated by the Basic Documents except such consents, approvals, authorizations, registrations and qualifications as have been obtained.

               (5) Neither the transfer of the Mortgage Loans by AmREIT to the Seller, or by the Seller to the Depositor, pursuant to the Mortgage Loan Sale Agreements, nor the execution, delivery or performance by either AmREIT or the Seller of the Basic Documents to which either are a party and the transactions contemplated therein (A) conflict with or result in a breach of, or constitute a default under, (1) any term or provision of their respective incorporation documents;
          (2) to the best of such counsel's knowledge, any term or provision of any material agreement, deed of trust, mortgage loan agreement, contract, instrument or indenture, or other agreement to which either is bound or to which any of their respective property or assets (including property or assets of their respective subsidiaries) is subject; (3) to the best of such counsel's knowledge, any order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or AmREIT or (4) to the best of such counsel's knowledge, any law, rule or regulations applicable to the Seller or AmREIT, or (B) to the best of such counsel's knowledge, results in the creation or imposition of any lien, charge or encumbrance upon the corpus of the Trust or upon the Securities.

               (6) There are no actions, proceedings or investigations pending with respect to which the Seller or AmREIT has received service of process, nor, to the best of such counsel's knowledge, are there any actions, proceedings or investigations threatened against the Seller or AmREIT by any court, administrative agency or other tribunal (a) contesting the validity of any of the Basic Documents, (b) seeking to prevent the consummation of any of the transactions contemplated by any of the Basic Documents or (c) which would materially and adversely affect the performance by either the Seller or AmREIT, as applicable, of its obligations under, or the validity or enforceability of, the Basic Documents to which they are a party.

     Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that no facts have come to the attention of such counsel which lead them to believe that:
(i) the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as to the Form T-1 and financial or statistical data contained in the Registration Statement); or (ii) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial and statistical data contained in the Prospectus and statements set forth in the Prospectus Supplement under the captions" "Servicing of the Mortgage Loans -- Advanta" and "The Note Insurer," with respect to which no opinion need be expressed).

          (vii) Hunton & Williams, counsel to the Indenture Trustee, and/or internal counsel to the Indenture Trustee, shall have furnished to the Underwriter a written opinion, addressed to the Underwriter and the Depositor and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

               (1) The Indenture Trustee is duly incorporated and as a national banking association validly existing and has the power and authority to enter into, and to take all action required of it under, the Indenture, the Master Servicing Agreement and the other Basic Documents to which it is a party.

               (2) Each of the Indenture, the Master Servicing Agreement and any other Basic Documents to which the Indenture Trustee is a party has been duly authorized, executed and delivered by the Indenture Trustee and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitutes a valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, subject, as to enforceability, to limitations of bankruptcy, insolvency, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity.

               (3) No consent, approval, authorization or order of any Minnesota or federal court or governmental agency or body is required for the consummation of the Indenture Trustee of the transactions contemplated by the terms of the Indenture, the Master Servicing Agreement or any other Basic Document to which it is a party, except any such as may be required under the blue sky laws of any jurisdiction in connection with the offering, sale or acquisition of the Notes, and any approvals as have been obtained.

               (4) The consummation of the transactions contemplated by the terms of the Indenture, the Master Servicing Agreement and the other Basic Documents to which it is a party do not, to such counsel's knowledge, conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the articles of incorporation or bylaws of the Indenture Trustee, an indenture or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound, any Minnesota or federal statute or regulation applicable to the Indenture Trustee or any order of any Minnesota or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Indenture Trustee.

               (5) To the best of such counsel's knowledge after due inquiry, there are no legal or governmental actions, investigations or proceedings pending to which the Indenture Trustee is a party, or threatened against the Indenture Trustee (a) asserting the invalidity of the Indenture, the Master Servicing Agreement or any other Basic Document to which it is a party or (b) which might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, the Indenture, the Master Servicing Agreement or any other Basic Document to which it is a party.

          (viii) Richards, Layton & Finger, counsel to the Owner Trustee, shall have furnished to the Underwriter a written opinion, addressed to the Underwriter and the Depositor and dated the Closing Date, in form and substance satisfactory to the Underwriter and their counsel, to the effect that:

               (1) The Owner Trustee is duly incorporated and validly existing as a banking corporation under the laws of the State of Delaware and has the power and authority to execute and deliver the Trust Agreement.

               (2) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee and is the legal, valid and binding agreement of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms.

               (3) Neither the execution, delivery and performance by the Owner Trustee of the Trust Agreement, nor the consummation of the transactions contemplated thereby, nor compliance with the terms thereof, will conflict with or result in a breach of, or constitute a default under the charter or bylaws of the Owner Trustee.

               (4) No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware is required by or with respect to the Owner Trustee for the valid execution and delivery of the Trust Agreement, or for the validity or enforceability thereof, other than the filing of the Certificate of Trust.

          (ix) Richards, Layton & Finger, Delaware counsel to the Issuer, shall have furnished to the Underwriter a written opinion, addressed to the Underwriter and the Depositor and dated the Closing Date, in form and substance satisfactory to the Underwriter and their counsel, to the effect that:

               (1) The Trust Agreement is the legal, valid and binding agreement of the Depositor and the Owner Trustee, enforceable against the Depositor and the Owner Trustee, in accordance with its terms.

               (2) The Trust has been duly formed and is validly existing as a business trust under the Delaware Business Trust Act, 12 Del. C. ss. 3801 et seq. (the "Act").

               (3) The Trust has the power and authority under the Act and the Trust Agreement, and the Trust Agreement authorizes the Owner Trustee to execute, deliver and perform its obligations under the Basic Documents.

          (x) Counsel to the Master Servicer (which may include in-house counsel) shall have furnished to the Underwriter a written opinion, addressed to the Underwriter and the Depositor and dated the Closing Date, in form and substance satisfactory to the Underwriter and their counsel, to the effect that:

               (1) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (2) The Master Servicer has full power and authority to serve as Master Servicer as contemplated in the Master Servicing Agreement.

               (3) The Master Servicing Agreement and any other Basic Document to which the Master Servicer is a party has been duly authorized, executed and delivered by the Master Servicer.

               (4) The Master Servicing Agreement and any other Basic Document to which the Master Servicer is a party each constitutes the legal, valid and binding agreement of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject to limitations of bankruptcy, insolvency, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity.

               (5) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Master Servicer is required for the consummation by the Master Servicer of the transactions contemplated by the Master Servicing Agreement or any other Basic Document to which the Master Servicer is a party, except such consents, approvals, authorizations, registrations and qualification as have been obtained.

               (6) The execution, delivery and performance of the Master Servicing Agreement and any other Basic Document to which the Master Servicer is a party by the Master Servicer and the consummation of the transactions contemplated thereby do not and will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Master Servicer is a party or by which the Master Servicer is bound or to which any of the property or assets of the Master Servicer or any of its subsidiaries is subject or (b) result in any violation of the provisions of the charter or by-laws of the Master Servicer or any statute or any order, rule or regulation of any court or government agency or body having jurisdiction over the Master Servicer or any of its properties or assets.

               (7) To the best of such counsel's knowledge after due inquiry, there are no legal or governmental actions, investigations or proceedings pending to which the Master Servicer is a party (other than these disclosed in the Prospectus Supplement) to which the Master Servicer is a party, or threatened against the Master Servicer (a) asserting the invalidity of the Master Servicing Agreement or any other of the Basic Documents to which the Master Servicer is a party or (b) which might materially and adversely affect the performance by the Master Servicer of its obligations under the Master Servicing Agreement or any other Basic Document to which it is a party.

               (8) The statements contained in the Prospectus Supplement under the heading "Servicing of the Mortgage Loans -- Advanta", insofar as such statements constitute summaries of the matters referred to therein, accurately reflect and fairly present the information purported to be shown and, insofar as such statements describes the Master Servicer, fairly and accurately describe the Master Servicer, other than any financial or statistical information contained or incorporated by reference therein, as to which such counsel need express no opinion.

          (xi) Counsel to the Note Insurer (which may be internal counsel), shall have furnished to the Underwriter a written opinion, addressed to the Underwriter and the Depositor and dated the Closing Date, in form and substance satisfactory to the Underwriter and their counsel, to the effect that:

               (1) The Note Insurer is a monoline insurance company duly organized, validly existing and authorized to transact a financial guaranty insurance business under the laws of the State of New York.

               (2) The Insurance Policy and the other insurance documents have been duly authorized, executed and delivered by the Note Insurer.

               (3) The Insurance Policy and the other insurance documents constitute valid and binding obligations of the Note Insurer, enforceable against the Note Insurer in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of the Note Insurer and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

               (4) The Insurance Policy is exempt from registration under the Securities Act.

               (5) Neither the execution or delivery by the Note Insurer of the Insurance Policy or the other insurance documents, nor performance by the Note Insurer of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the by-laws of the Note Insurer or, to the best knowledge of such counsel, result in breach of, or constitute a default under, any agreement or other instrument to which the Note Insurer is a party or by which it or any of its property is bound or, to the best knowledge of such counsel, violate any judgment, order or decree applicable to the Note Insurer of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over the Note Insurer (except that in the published opinion of the Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

               In addition, such counsel shall have reviewed the description of the Note Insurer under the caption "The Note Insurer" in the Prospectus Supplement and shall have delivered his written statement that although the information provided in the Prospectus Supplement with respect to the Note Insurer is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant under the Securities Act in connection with a public offering and sale of securities of such registrant, within such limited scope of disclosure, however, there has not come to the attention of such counsel any information which would cause such counsel to believe that the description of the Note Insurer referred to above, as of the date of the Prospectus Supplement or as of the date of this opinion, contained or contains any untrue statement of material fact or omitted or omits to state a material fact necessary to make statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion with respect to any financial statements or other financial information contained or referred to therein).

          (xii) Jeffers, Wilson, Shaff & Falk, LLP , special tax counsel to the Seller, the Depositor and the Underwriter, shall have furnished to the Underwriter a written opinion, addressed to the Underwriter, the Depositor and the Seller and dated the Closing Date, in form and substance satisfactory to the Underwriter and the Seller to the effect that:

               (1) The statements set forth in the Prospectus Supplement under the caption "Certain Federal Income Tax Consideration", to the extent that they constitute matters of law, provide a fair and accurate summary of such law or conclusions.

               (2) For federal income tax purposes, the Notes will be characterized as indebtedness and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation or as a taxable mortgage pool with the meaning of Section 7701(c) of the Code.

          (xiii) The Underwriter shall have received the favorable opinion or opinions, dated the date of the Closing Date, of Brown & Wood LLP, as counsel for the Underwriter, or Tobin & Tobin, counsel for AmREIT and the Seller, with respect to bankruptcy matters in connection with the sale of the Mortgage Loans (including the perfected first priority interest of the Trust and the Indenture Trustee in the Mortgage Loans) as may be required by the Rating Agencies or the Note Insurer, and such other related matters as the Underwriter may reasonably require.

          (xiv) The Depositor shall have furnished to the Underwriter a certificate, dated the Closing Date and signed by the Chairman of the Board, the President or a Vice President of the Depositor, stating as it relates to such entity:

               (1) The representations and warranties made by the Depositor in this Agreement, the Trust Agreement, the Mortgage Loan Purchase Agreement (excluding the representations and warranties made with respect to the Mortgage Loans), the Insurance Agreement, the Indemnification Agreement and any other Basic Document to which it is a party, are true and correct as of the Closing Date; and the Depositor has complied with all agreements contained herein which are to have been complied with on or prior to the Closing Date.

               (2) Nothing has come to his or her attention that would lead such officer to believe that the Registration Statement or the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

               (3) There has been no amendment or other document filed affecting the Certificate of Incorporation or by-laws of the Depositor since June 2, 1995 and no such amendment has been authorized. No event has occurred since the date of the most recently received certificate of good standing with respect to the Depositor as certified by the Secretary of State of Delaware which has affected the good standing of such entity under the laws of the State of Delaware.

               (4) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of such entity from April 1, 1999.

          (xv) The Seller and AmREIT shall have furnished a certificate, dated the Closing Date, signed by their respective Chairman of the Board, the President or a Vice President and addressed to the Underwriter and counsel to the Underwriter, stating as it relates to such entity:

               (1) The representations and warranties made by AmREIT and the Seller in the Mortgage Loan Sale Agreements (excluding the representations and warranties relating to the Mortgage Loans) and any other Basic Document to which it is a party are true and correct as of the Closing Date; and AmREIT and the Seller has complied with all agreements contained herein which are to have been complied with on or prior to the Closing Date.

               (2) Nothing has come to his or her attention that would lead such officer to believe that the Registration Statement or the Prospectus (except as to financial or statistical data contained in the Registration Statement or the Prospectus) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

               (3) There are no actions, proceedings or investigations pending with respect to which the Seller or AmREIT, as applicable, nor has either such entity received service of process before, nor are there any actions, proceedings or investigations threatened by, any court, administrative agency or other tribunal to which the Seller or AmREIT is a party or of which any of its properties is the subject
          (A) which if determined adversely to the Seller or AmREIT would have a material adverse effect on the business or financial condition of the Seller or AmREIT (B) which assert the invalidity of any Basic Document, (C) which seek to prevent the issuance of the Securities or the consummation by the Seller or AmREIT of any of the transactions contemplated by the Basic Documents, or (D) which might materially and adversely affect the performance by the Seller or AmREIT of their respective obligations under, or the validity or enforceability of, any Basic Documents to which they are a party.

               (4) The Mortgage Loan Sale Agreements, the Indemnification and Contribution Agreement, the Insurance Agreement, the Indemnification Agreement and any other Basic Document to which either the Seller or AmREIT is a party, when executed and delivered as contemplated thereby, will have been, duly authorized, executed and delivered by the Seller or AmREIT, as applicable, and the Mortgage Loan Sale Agreements, the Indemnification and Contribution Agreement, the Insurance Agreement, the Indemnification Agreement and any other Basic Document to which either the Seller or AmREIT is a party, when executed and delivered as contemplated herein, will constitute, legal, valid and binding instruments enforceable against the Seller or AmREIT, as applicable, in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity and contribution under the Indemnification and Contribution Agreement, the Indemnification Agreement and the Insurance Agreement, limitations of public policy under applicable securities or insurance laws.

               (5) The execution, delivery and performance of the Mortgage Loan Sale Agreements, the Indemnification and Contribution Agreement, the Insurance Agreement, the Indemnification Agreement and any other Basic Document to which the Seller or AmREIT is a party, by the Seller or AmREIT, as applicable, and the consummation of the transactions contemplated thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller or AmREIT is a party or by which the Seller or AmREIT is bound or to which any of the properties or assets of the Seller or AmREIT (or their respective subsidiaries) is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Seller or AmREIT, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Seller or AmREIT or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or AmREIT or any of their respective properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Seller or AmREIT.

               (6) The Seller and AmREIT each possess all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Seller and AmREIT has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Seller or AmREIT would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

               (7) At the time of execution and delivery of the Mortgage Loan Purchase Agreement, the Seller will: (A) be the sole beneficial owner of the Mortgage Loans conveyed by the Seller to the Depositor, free and clear of any Lien; (B) not have assigned to any Person any of its right or title in the Mortgage Loans; and (C) have the power and authority to sell its interest in the Mortgage Loans to the Depositor. Upon execution and delivery of the Mortgage Loan Purchase Agreement by the Depositor, the Depositor will have acquired beneficial ownership of all of the Seller's right, title and interest in and to the Mortgage Loans.

               (8) The Seller is not an "investment company" within the meaning of such term under the 1940 Act and the rules and regulations of the Commission thereunder.

          (xvi) The Owner Trustee shall have furnished to the Underwriter a certificate of the Owner Trustee, signed by one or more duly authorized officers of the Owner Trustee, dated the Closing Date, as to the due authorization, execution and delivery by the Owner Trustee of the Trust Agreement and the other Basic Documents to which it is a party and the acceptance by the Owner Trustee of the trusts created by the Trust Agreement and the due execution, authentication and delivery of the Investor Certificate by the Owner Trustee thereunder and such other matters as the Underwriter shall reasonably request.

          (xvii) The Indenture Trustee shall have furnished to the Underwriter a certificate of the Indenture Trustee, signed by one or more authorized officers of the Indenture Trustee, dated the Closing Date, as to the due authorization, execution and delivery by the Indenture Trustee of the Indenture and the other Basic Documents to which it is a party and the acceptance by the Indenture Trustee of the trusts created by the Indenture and the due execution, authentication and delivery of the Notes by the Indenture Trustee thereunder and such other matters as the Underwriter shall reasonably request.

          (xviii) The Master Servicer shall have furnished to the Underwriter a certificate of the Master Servicer, signed by one or more duly authorized officers of the Master Servicer, dated the Closing Date, as to the due authorization, execution and delivery by the Master Servicer of the Master Servicing Agreement and any other Basic Document to which it is a party.

          (xix) The Insurance Policy and the Insurance Agreement shall have been issued by the Note Insurer and shall have been duly authenticated by an authorized agent of the Note Insurer, if so required under applicable state law or regulations.

          (xx) The Interest Rate Agreement shall have been issued by Bear Stearns Financial Products Inc. and shall be in full force and effect.

          (xxi) The Notes shall have been rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

          (xxii) The Depositor shall have furnished to the Underwriter such further information and documents as the Underwriter may reasonably have requested not less than three full business days prior to the Closing Date.

          (xxiii) Prior to the Closing Date, counsel for the Underwriter shall have been furnished with such documents, opinions and certifications as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Depositor in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

          (xxiv) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (A) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (B) a banking moratorium shall have been declared by federal or state authorities; (C) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (D) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it in each of the instances set forth in clauses (A) through (D) herein, in the reasonable judgment of the Underwriter, impractical or inadvisable to proceed with the public offering or delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

          (xxv) The Underwriter shall have received from Deloitte & Touche LLP, a letter dated the date hereof and satisfactory in form and substance to the Underwriter and its counsel, to the effect that they have performed certain specified procedures, all of which have been agreed to by the Underwriter, as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement agrees with the records of the Seller, the Servicers and/or the Master Servicer excluding any questions of legal interpretation. The Underwriter shall have received from Deloitte & Touche LLP, a letter dated the Closing Date and satisfactory in form and substance to the Underwriter and its counsel, confirming as of such date the information set forth in the letter provided pursuant to this clause
     (xx).

          (xxvi) The Underwriter shall have received from Deloitte & Touche LLP, certified public accountants, a letter dated the date hereof and satisfactory in form and substance to the Underwriter and its counsel, to the effect that they have performed certain specified procedures and recomputations as a result of which they have confirmed the information set forth in the Prospectus Supplement in the table entitled "Percentage of Note Balance Outstanding" under the caption "Certain Prepayment and Yield Considerations".

          (xxvii) The Underwriter shall have received from Arthur Andersen, independent certified public accountants, a letter dated the date hereof and satisfactory in form and substance to the Underwriter, to the effect they have performed certain procedures and representations as a result of which they have confirmed the information set forth in the Prospectus under the caption "Servicing of the Mortgage Loans -- Advanta."

          (xxviii) The Underwriter shall have received the consent of PricewaterhouseCoopers LLP to the incorporation by reference in the Prospectus of their report with respect to the consolidated financial statements of the Note Insurer.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

     SECTION 7. Payment of Expenses. By executing the acknowledgment on the execution page of this Agreement, American Residential Investment Trust, Inc. has agreed to pay the following costs and expenses in connection with the offering of the Securities: (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Prospectus and any amendments and exhibits to the Registration in connection therewith; (c) the costs of distributing the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement or any other Basic Document; (e) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 5(g) hereof; (f) any fees charged by securities rating services for rating the Notes; (g) all fees, expenses and charges of (i) Financial Security Assurance, Inc. in connection with obtaining the financial guaranty insurance policy with respect to the Notes and (ii) Commonwealth Mortgage Assurance Company in connection with obtaining the primary Mortgage Insurance policy with respect to certain of the Mortgage Loans; (h) the cost of any accountants' procedure or comfort letters relating to the collateral and other financial and statistical disclosure in the Prospectus or to any Computational Materials, Structural Term Sheets or Collateral Term Sheets (each as defined in Section 5(e) hereof); and (i) the fees and expenses of counsel to the Underwriter. Except as provided in this Section 7, the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel (but not to exceed $25,000), any transfer taxes on the Notes which it may sell and the expenses of advertising any offering of the Notes made by the Underwriter.

     If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 6 or Section 10, the Depositor shall cause the Underwriter to be reimbursed for all reasonable out-of-pocket expenses, including fees and disbursements of Brown & Wood LLP, counsel for the Underwriter.

     SECTION 8. Indemnification and Contribution.

     (a) The Depositor agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of
Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which the Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state in the Prospectus or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, -------- however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, ------- damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, or any amendment thereof or supplement thereto, or the Registration Statement, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriter specifically for inclusion therein, it being understood that the only information furnished by the Underwriter or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(i) hereof; and provided further, however, that the -------- ------- Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus that was eliminated or remedied in the Prospectus, if a copy of the Prospectus was not sent or given with or prior to the written confirmation of the sale of any Security to the person asserting the loss, claim, damage or liability, if required by the Act. The foregoing indemnity agreement is in addition to any liability which the Depositor may otherwise have to the Underwriter or any controlling person of the Underwriter.

     (b) The Underwriter agrees to indemnify and hold harmless the Depositor, each of its directors, each of the officers of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state in the Prospectus, or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriter specifically for inclusion therein, and shall reimburse the Depositor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Depositor or any such director, officer or controlling person. The only information furnished by the Underwriter or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus is described in
Section 8(h) hereof.

     (c) Promptly after receipt by any indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8.

     If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel per jurisdiction) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriter, if the indemnified parties under this Section 8 consist of the Underwriter or any of its controlling persons, or the Depositor, if the indemnified parties under this Section 8 consist of the Depositor or any of the Depositor's directors, officers or controlling persons.

     Each indemnified party, as a condition of the indemnity agreements contained in Section 8(a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

          (d) The Underwriter agrees to provide the Depositor, with a copy to Seller, for filing with the Commission on an Additional Materials 8-K (i) no later than two (2) Business Days prior to the day on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of any Computational Materials and Structural Term Sheets (each as defined in Section 5(e) hereof) distributed by the Underwriter and (ii) no later than one (1) business day after first use with a copy of any Collateral Term Sheets (as defined in Section 5(e) hereof) distributed by the Underwriter. If the Underwriter does not provide any Computational Materials, Structural Term Sheets and Collateral Term Sheets to the Depositor and the Seller pursuant to this Section, the Underwriter shall be deemed to have represented, as of the Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Notes that is required to be filed with the Commission in accordance with the Kidder Letters and the PSA Letter.

          (e) The Underwriter agrees, assuming all Seller-Provided Information (as defined in Section 8(g)) is accurate and complete in all material respects, to indemnify and hold harmless the Depositor, the Seller each of the their officers and directors and each person who controls the Depositor or the Seller within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, or any action in respect thereof, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Computational Materials, Structural Term Sheets and Collateral Term Sheets provided by the Underwriter or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Underwriter under this Section 8(e) shall be in addition to any liability which the Underwriter may otherwise have.

     The procedures set forth in Section 8(c) shall be equally applicable to this paragraph.

          (f) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (e) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriter on the other from the offering of the related Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

     The relative benefits of the Underwriter and the Depositor shall be deemed to be in such proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the related Underwriter from time to time in negotiated sales of the related Securities.

     The relative fault of the Underwriter and the Depositor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor or by the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

     The Depositor and the Underwriter agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation (even if the Underwriter were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     For purposes of this Section, in no case shall the Underwriter be responsible for any amount in excess of (i) the amount received by the Underwriter in connection with its resale of the Notes over (ii) the amount paid by the Underwriter to the Depositor for the Notes by the Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (g) For purposes of this Section (except as otherwise provided) the terms "Computational Materials", "Structural Term Sheets" and "Collateral Term Sheets" mean such portion, if any, of the information delivered to the Depositor by the Underwriter pursuant to Section 8(d) for filing with the Commission on an Additional Materials 8-K as:

               (i) is not contained in the Prospectus without taking into account information incorporated therein by reference through an Additional Materials 8-K; and

               (ii) does not constitute Seller-Provided Information.

     "Seller-Provided Information" means (i) the information and data set forth on any computer tape (or other electronic or printed medium) furnished to the Underwriter by or on behalf of the Seller concerning the assets comprising the Trust, (ii) the information describing the characteristics of the Mortgage Loans under the captions "Summary of Terms", "Risk Factors" and "The Mortgage Pool" in the Prospectus Supplement and (iii) the information contained in the Prospectus Supplement under the heading "The Seller".

          (h) The Underwriter confirms that the information set forth in the penultimate paragraph of the cover page, the information regarding the Underwriter set forth under the caption "Underwriting" in the Prospectus Supplement and the Computational Materials, Structural Term Sheets and Collateral Term Sheets (excluding in each case Seller-Provided Information) are correct, and the parties hereto acknowledge that such information constitutes the only information furnished in writing by or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus.

     SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling persons thereof, or by or on behalf of the Depositor and shall survive delivery of any Notes to the Underwriter.

     SECTION 10. Termination of Agreement. The Underwriter may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if any of the events or conditions described in Section 6(xxiv) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in Section 5(g), the provisions of
Section 7, the indemnity agreement set forth in Section 8, and the provisions of Sections 9 and 15 shall remain in effect.

     SECTION 11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167 Attention: Asset Backed Securities Group (Fax:
     212-272-7294);

          (b) if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to care of Bear Stearns Asset Backed Securities, Inc., 245 Park Avenue, 4th Floor, New York, New York 10167,
     Attention: Chief Counsel (Fax: 212-272-4095); and

          (c) if to the Seller, shall be delivered or sent by mail, telex or facsimile transmission to American Residential Holdings, Inc., 455 Marine View Avenue, Suite 230, Del Mar, California 92014.

     SECTION 12. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter and the Depositor and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of
Section 15 of the Securities Act, and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of
Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     SECTION 13. Survival. The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriter contained in this Agreement, or made by or on behalf of them, respectively, pursuant to the shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     SECTION 14. Definition of the Term "Business Day". For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange is open for trading.

     SECTION 15. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

     The parties hereto hereby submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York State court or, to the extent permitted by law, in such federal court.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     SECTION 17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                     * * *

     If the foregoing correctly sets forth the agreement between the Depositor and the Underwriter, please indicate your acceptance in the space provided for the purpose below.

                                          Very truly yours,

                                          BEAR STEARNS ASSET BACKED
                                            SECURITIES, INC.

                                          By:  /s/ Jonathan Lieberman
                                               ----------------------

CONFIRMED AND ACCEPTED, as
of the date first above written:

BEAR, STEARNS & CO. INC.

By:  /s/ Jonathan Lieberman
     ---------------------------


ACKNOWLEDGED AND AGREED,
as of the date first above written,
but solely for the purpose of
Section 7 hereof:

AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.

By:  /s/ Jay M. Fuller
     --------------------------------------



                                                                    SCHEDULE A

                          Mortgage Backed LIBOR Notes

Underwriter                      Principal                       Purchase Price
-----------                      ---------                       --------------

Bear, Stearns & Co. Inc.        $229,000,000                           100%